UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   January 16, 2007

                                                      MFB Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                     Indiana                                  0-23374
 (State or Other Jurisdiction of Incorporation)      (Commission File Number)

                       35-1907258
      (IRS Employer Identification No.)

                     4100 Edison Lakes Parkway, Suite 300,
                        P.O. Box 528, Mishawaka, Indiana 46546 (Address of
                    Principal Executive Offices) (Zip Code)

                                   (574) 277-4200
                  (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
      Arrangements of Certain Officers


James P. Coleman III Special Termination Agreement

On January 16, 2007, MFB Financial (the "Bank"), a wholly owned subsidiary of MFB Corp. (the "Company"), entered into a Special Termination Agreement with James P. Coleman III, Executive Vice President and Director of Wealth Management of the Bank. The Special Termination Agreement, which is effective as of January 16, 2007, has a one-year term, subject to annual extension by the Bank's Board of Directors. If a change in control (as defined in the Special Termination Agreement) of the Company or Bank occurs during the term of the Special Termination Agreement and Mr. Coleman's employment is involuntarily terminated within twelve months of that change in control, the Special Termination Agreement provides that Mr. Coleman shall be entitled to a lump sum payment of 100% of his base amount compensation, as determined pursuant to Section 280G(b)(3) of the Internal Revenue Code. This termination benefit is to be paid in cash within twenty-five business days after the date of severance of employment. The Special Termination Agreement also provides for Mr. Coleman to receive continued life, health and disability coverage for up to twelve months following such an involuntary termination of his employment. Mr. Coleman's current salary is $ 112,000. A copy of the Special Termination Agreement is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.


Terry L. Clark Employment Agreement

Also on January 16, 2007, the Board of Directors of the Bank promoted Terry L. Clark to Executive Vice President and Chief Financial Officer of the Bank. Mr. Clark had been serving as Vice President, Principal Financial Officer and Controller. On the same date, the Bank also entered into an Employment Agreement with Mr. Clark. The Employment Agreement is effective as of January 16, 2007, and has a one-year term, subject to annual extension by the Board of Directors of the Bank. Mr. Clark will receive a salary under the Employment Agreement equal to his current salary, subject to increases approved by the Board of Directors. Mr. Clark's current salary is $ 95,000. The Employment Agreement also provides, among other things, for Mr. Clark to receive the fringe benefits and participate in the benefit plans available to the Bank's employees. Mr. Clark may terminate his employment upon sixty days' written notice to the Bank. The Bank may discharge Mr. Clark for cause (as defined in the Employment Agreement) at any time or in certain events specified by OTS regulations. If the Bank terminates Mr. Clark's employment without cause or if Mr. Clark terminates his employment for cause (as defined in the Employment Agreement), Mr. Clark will receive his base compensation plus the incentive bonus he received for the tax year preceding the date of termination for one additional twelve-month period if the termination follows a change of control (as defined in the Employment Agreement) of the Bank or Company or for the remaining term of the contract if the termination does not follow a change of control. In addition, during such periods, Mr. Clark will continue to participate in the Bank's group insurance plans or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Clark will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the Employment Agreement) of the shares subject to such options minus the option price. If the payments provided for in the Employment Agreement, together with any other payments made to Mr. Clark by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Internal Revenue Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. The Employment Agreement provides the Bank with protection of its confidential business information and protection from competition by Mr. Clark should he voluntarily terminate his employment without cause or be terminated by the Bank for cause. A copy of the Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

         (d) Exhibits

     Exhibit No.                                             Description
        10.1           Special Termination  Agreement,  dated January 16, 2007,
                        between MFB Financial and James P. Coleman III
        10.2           Employment Agreement, dated January 16, 2007, between
                        MFB Financial and Terry L. Clark

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 16, 2007                              MFB Corp.

                                                    By: /s/ Charles J Viater
                                           Charles J. Viater, President and CEO

                                  EXHIBIT INDEX

    Exhibit No.                           Description                   Location
        10.1 Special Termination Agreement, dated January 16, Attached 2007, between MFB Financial and James P. Coleman
                      III
        10.2 Employment Agreement, dated January 16, 2007, Attached between MFB Financial and Terry L. Clark

                                       11
                                  EXHIBIT 10.1
                          SPECIAL TERMINATION AGREEMENT

         THIS SPECIAL TERMINATION AGREEMENT ("Agreement") is made and entered into as of this 16th day of January, 2007, by and between MFB FINANCIAL, a federally chartered savings association whose address is 4100 Edison Lakes Parkway, Mishawaka, IN 46545 (which, together with any successor thereto which executes and delivers the assumption agreement provided for in Section 12(a) hereof or which otherwise becomes bound by the terms and provisions of this Agreement by operation of law, is hereinafter referred to as the "Bank"), and JAMES P. COLEMAN III, whose residence address is 15512 Durham Way West, Granger, Indiana, 46530(the "Employee").

         WHEREAS, the Employee is currently serving as Executive Vice President and Director of Wealth Management of the Bank; and

         WHEREAS, the Bank is a wholly-owned subsidiary of MFB Corp., a publicly traded corporation organized under Indiana law (the "Holding Company"); and

         WHEREAS, the Board of Directors of the Bank recognizes that, as is the case with publicly held corporations generally, the possibility of a change in control of the Holding Company may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of key management personnel to the detriment of the Bank, the Holding Company and its shareholders; and

         WHEREAS, the Board of Directors of the Bank believes it is in the best interests of the Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Bank and to reinforce and encourage the continued attention and dedication of the Employee to his or her assigned duties without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control of the Holding Company, although no such change is now contemplated; and

         WHEREAS, the Board of Directors of the Bank has approved and authorized the execution of this Agreement with the Employee to take effect as stated in
Section 1 hereof;

         NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, it is agreed as follows:

1. TERM OF AGREEMENT. The term of this Agreement shall be deemed to have commenced as of the date hereof (the "Effective Date") and shall continue until the anniversary of the Effective Date. Prior to that anniversary date and at each anniversary date thereafter, the Board of Directors may review this Agreement and, in its discretion, authorize extension thereof for an additional one-year period.

2. PAYMENTS TO THE EMPLOYEE UPON CHANGE IN CONTROL.

(a) Upon the occurrence of a change in control of the Bank or the Holding Company (as herein defined) at any time during the term of this Agreement followed within 12 months by the involuntary termination of the Employee's employment with the Bank, other than for cause (as defined in Section 2(d) hereof) and whether or not such termination occurs during the term of this Agreement, the provisions of Section 3 shall apply.

(b) A "change in control" of the Bank or the Holding Company shall mean an acquisition of "control" of the Holding Company or of the Bank within the meaning of 12 C.F.R. ss.574.4(a) (other than a change of control resulting from a trustee or other fiduciary holding shares of capital stock of the Holding Company under an employee benefit plan of the Holding Company or any of its subsidiaries).

(c) The Employee's employment under this Agreement may be terminated at any time by the Board of Directors of the Bank. The terms "involuntary termination" or "involuntarily terminated" in this Agreement shall refer to the termination of the employment of Employee without his or her express written consent. In addition, a material diminution of or interference with the Employee's duties, responsibilities and benefits shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. By way of example and not by way of limitation, any of the following actions, if unreasonable and materially adverse to the Employee, shall constitute such diminution or interference unless consented to in writing by the Employee: (1) the requirement that the Employee perform his or her principal employment duties more than thirty-five (35) miles from his or her primary office as of the date of the change in control; (2) a material reduction in the Employee's salary, perquisites, contingent benefits or vacation time as in effect on the date of the change in control as the same may be changed by mutual agreement from time to time, unless part of an institution-wide reduction; (3) the assignment to the Employee of duties and responsibilities materially different from those normally associated with his or her position as referenced in this Agreement; or (4) a material diminution or reduction in the Employee's responsibilities or authority (including reporting responsibilities) in connection with his or her employment with the Bank.

(d) The Employee shall not have the right to receive termination benefits pursuant to Section 3 hereof upon termination for cause. For purposes of this Agreement, termination for "cause" shall include termination because of, in the good faith determination of the Board of Directors of the Bank, the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than a law, rule or regulation relating to traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of the Bank at a meeting of the Board called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), such meeting and the opportunity to be heard to be held prior to, or as soon as reasonably practicable following, termination, but in no event later than 60 days following such termination, finding that in the good faith opinion of the Board the Employee was guilty of conduct constituting "cause" as set forth above and specifying the particulars thereof in detail. If, following such meeting, the Employee is reinstated, he or she shall be entitled to receive back pay for the period following termination and continuing through reinstatement.

3. TERMINATION BENEFITS.

(a) If during the term of this Agreement there is a change in control of the Bank or the Holding Company, and within 12 months following such change in control there is an involuntary termination of the Employee's employment with the Bank, other than for cause, whether or not such termination occurs during the term of this Agreement, the Bank shall pay to the Employee in a lump sum in cash within 25 business days after the date of severance of employment an amount equal to 100 percent of the Employee's "base amount" of compensation, as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code").

(b) If during the term of this Agreement there is a change in control, and within 12 months following such change in control there is an involuntary termination of the Employee's employment, other than for cause, whether or not such termination occurs during the term of this Agreement, the Bank shall cause to be continued life, health and disability coverage substantially identical to the coverage maintained by the Bank for the Employee prior to his or her severance. Subject to applicable federal and state laws, such coverage shall cease upon the earlier of the Employee's obtaining similar coverage by another employer or twelve (12) months from the date of the Employee's termination. In the event the Employee obtains new employment and receives less coverage for life, health or disability, the Bank shall provide coverage substantially identical to the coverage maintained by the Bank for the Employee prior to termination for the balance of the twelve (12) month period.

4. CERTAIN REDUCTION OF PAYMENTS BY THE BANK.

(a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Bank to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would be nondeductible (in whole or part) by the Bank for Federal income tax purposes because of Section 280G of the Code, then the aggregate present value of amounts payable or distributable to or for the benefit of the Employee pursuant to this Agreement (such amounts payable or distributable pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced to the Reduced Amount. The "Reduced Amount" shall be an amount, not less than zero, expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of
Section 280G of the Code. For purposes of this Section 4, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

(b) All determinations required to be made under this Section 4 shall be made by the Bank's independent auditors, or at the election of such auditors by such other firm or individuals of recognized expertise as such auditors may select (such auditors or, if applicable, such other firm or individual, are hereinafter referred to as the "Advisory Firm"). The Advisory Firm shall within ten business days of the date of termination of the Employee's employment by the Bank or the Holding Company resulting in benefit payments hereunder (the "Date of Termination"), or at such earlier time as is requested by the Bank, provide to both the Bank and the Employee an opinion (and detailed supporting calculations) that the Bank has substantial authority to deduct for federal income tax purposes the full amount of the Agreement Payments and that the Employee has substantial authority not to report on his or her federal income tax return any excise tax imposed by Section 4999 of the Code with respect to the Agreement Payments. Any such determination and opinion by the Advisory Firm shall be binding upon the Bank and the Employee. The Employee shall determine which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 4, provided that, if the Employee does not make such determination within ten business days of the receipt of the calculations made by the Advisory Firm, the Bank shall elect which and how much, if any, of the Agreement Payments shall be eliminated or reduced consistent with the requirements of this Section 4 and shall notify the Employee promptly of such election. Within five business days of the earlier of
(i) the Bank's receipt of the Employee's determination pursuant to the immediately preceding sentence of this Agreement or (ii) the Bank's election in lieu of such determination, the Bank shall pay to or distribute to or for the benefit of the Employee such amounts as are then due the Employee under this Agreement. The Bank and the Employee shall cooperate fully with the Advisory Firm, including without limitation providing to the Advisory Firm all information and materials reasonably requested by it, in connection with the making of the determinations required under this Section 4.

(c) As a result of uncertainty in application of Section 280G of the Code at the time of the initial determination by the Advisory Firm hereunder, it is possible that Agreement Payments will have been made by the Bank which should not have been made ("Overpayment") or that additional Agreement Payments will not have been made by the Bank which should have been made ("Underpayment"), in each case, consistent with the calculations required to be made hereunder. In the event that the Advisory Firm, based upon the assertion by the Internal Revenue Service against the Employee of a deficiency which the Advisory Firm believes has a high probability of success, determines that an Overpayment has been made, any such Overpayment paid or distributed by the Bank to or for the benefit of Employee shall be treated for all purposes as a loan ab initio which the Employee shall repay to the Bank together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code; provided, however, that no such loan shall be deemed to have been made and no amount shall be payable by the Employee to the Bank if and to the extent such deemed loan and payment would not either reduce the amount on which the Employee is subject to tax under Section 1 and Section 4999 of the Code or generate a refund of such taxes. In the event that the Advisory Firm, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or for the benefit of the Employee together with interest at the applicable federal rate provided for in Section 7872(f)(2) of the Code.

5. REQUIRED REGULATORY PROVISIONS.

(a) The Bank may terminate the Employee's employment at any time. The Employee shall not have the right to receive compensation or other benefits for any period after a termination for cause as defined in Section 2(d) hereinabove.

(b) If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S. C. ss.1818 (e)(3) and (g)(1), the Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended, and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

(c) If the Employee is removed from office and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act, 12 U.S.C. ss. 1818(e)(4) or (g)(1), all obligations of the Bank under this Agreement shall terminate, as of the effective date of the order, but vested rights of the parties shall not be affected.

(d) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision (d) shall not affect any vested rights of the parties.

(e) All obligations under this Agreement may be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Bank: (i) by the Director of the Office of Thrift Supervision (the "Director"), or his or her designee, at the time the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the Federal Deposit Insurance Act, 12 U.S.C. ss.1823(c), or (ii) by the Director, or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

6. REINSTATEMENT OF BENEFITS UNDER SECTION 3. In the event the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice described in Section 5(b) hereof (the "Notice") during the term of this Agreement and a change in control occurs, the Bank will assume its obligation to pay and the Employee will be entitled to receive all of the termination benefits provided for under Section 3 of this Agreement upon the Bank's receipt of a dismissal of charges in the Notice.

7. EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFIT PLANS. This Agreement contains the entire understanding between the parties hereto and supersedes any prior agreement between the Bank and the Employee.

8. NO ATTACHMENT.

(a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

(b) This Agreement shall be binding upon, and inure to the benefit of, the Employee, the Bank and their respective successors and assigns.

9. MODIFICATION AND WAIVER.

(a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

(b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

10. NO MITIGATION. Except as expressly provided herein, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by the Employee as the result of employment by another employer, by retirement benefits after the date of termination or otherwise.

11. NO ASSIGNMENTS.

(a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Bank, by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Bank would be required to perform it if no such succession or assignment had taken place. Failure of the Bank to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation from the Bank in the same amount and on the same terms as the compensation pursuant to Section 3 hereof. For purposes of implementing the provisions of this Section 11(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

(b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Employee should die while any amounts would still be payable to the Employee hereunder if the Employee had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Employee's devisee, legatee or other designee or if there is no such designee, to the Employee's estate.

12. NOTICE.13. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement (provided that all notices to the Bank shall be directed to the attention of the Board of Directors of the Bank with a copy to the Secretary of the Bank), or to such other address as either party may have furnished to the other in writing in accordance herewith.

14. AMENDMENTS.15. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

16. PARAGRAPH HEADINGS.17. The paragraph headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

18. SEVERABILITY.19. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

20. GOVERNING LAW.21. This Agreement shall be governed by the laws of the United States to the extent applicable and otherwise by the laws of the State of Indiana.

22. ARBITRATION.23. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered an the arbitrator's award in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                           MFB FINANCIAL


                                           By: /s/ Charles J. Viater
                                                   President and CEO
                                                 "BANK"



                                                /s/ James P. Coleman, III
                                                 "Employee"

         The undersigned, MFB Corp., sole shareholder of Bank, agrees that if it shall be determined for any reason that any obligation on the part of Bank to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, MFB Corp. agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee or to satisfy any such obligation pursuant to the terms of this Agreement, as though it were the Bank hereunder.


MFB CORP.


By: /s/ Charles J. Viater
   -----------------------------------------

                                  EXHIBIT 10.2
                              EMPLOYMENT AGREEMENT

         This Agreement, made and dated as of January 16, 2007, by and between MFB FINANCIAL, a federal savings bank ("EMPLOYER"), and TERRY L. CLARK, a resident of St. Joseph County, Indiana ("EMPLOYEE").

                              W I T N E S S E T H:

         WHEREAS, Employee is hereby employed by Employer as its Executive Vice President and Chief Financial Officer, and is expected to make valuable contributions to the profitability and financial strength of Employer;

         WHEREAS, Employer desires to encourage Employee to make valuable contributions to Employer's business operations and not to seek or accept employment elsewhere;

         WHEREAS, Employee desires to be assured of a secure minimum compensation from Employer for his services over a defined term;

         WHEREAS, Employer desires to assure the continued services of Employee on behalf of Employer on an objective and impartial basis and without distraction or conflict of interest in the event of an attempt by any person to obtain control of Employer or of MFB Corp., the Indiana corporation which owns all of the issued and outstanding capital stock of Employer (the "Holding Company");

         WHEREAS, Employer recognizes that when faced with a proposal for a change of control of Employer or the Holding Company, Employee will have a significant role in helping the Boards of Directors assess the options and advising the Boards of Directors on what is in the best interests of Employer, the Holding Company, and its shareholders, and it is necessary for Employee to be able to provide this advice and counsel without being influenced by the uncertainties of his own situation;

         WHEREAS, Employer desires to provide fair and reasonable benefits to Employee on the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, Employer desires reasonable protection of its confidential business and customer information which it has developed over the years at substantial expense and assurance that Employee will not compete with Employer for a reasonable period of time after termination of his employment with Employer, except as otherwise provided herein.

         NOW, THEREFORE, in consideration of these premises, the mutual covenants and undertakings herein contained and the continued employment of Employee by Employer as its Executive Vice President and Chief Financial Officer, Employer and Employee, each intending to be legally bound, covenant and agree as follows:

1. Upon the terms and subject to the conditions set forth in this Agreement, Employer employs Employee as Employer's Executive Vice President and Chief Financial Officer, and Employee accepts such employment.

2. Employee agrees to serve as Employer's Executive Vice President and Chief Financial Officer and to perform such duties in that office as may reasonably be assigned to him by Employer's Board of Directors; provided, however that such duties shall be performed in or from the offices of Employer currently located at Mishawaka, Indiana, and shall be of the same character as those previously performed by Employee's predecessor and generally associated with the office held by Employee. Employee shall not be required to be absent from the location of the principal executive offices of Employer on travel status or otherwise more than 45 days in any calendar year. Employer shall not, without the written consent of Employee, relocate or transfer Employee to a location more than 30 miles from his principal residence. Although while employed by Employer, Employee shall devote substantially all his business time and efforts to Employer's business and shall not engage in any other related business, Employee may use his discretion in fixing his hours and schedule of work consistent with the proper discharge of his duties.

3. The term of this Agreement shall begin January 16, 2007 (the "EFFECTIVE DATE"), and shall end on the date which is one year following such date; provided, however, that such term shall be extended for an additional month on the first day of each month succeeding the Effective Date, so as to continue to maintain a one-year term and shall continue to be so extended if Employer's Board of Directors determines by resolution to extend this Agreement prior to each anniversary of the Effective Date. If either party hereto gives written notice to the other party not to extend this Agreement in any given month or if the Board does not determine to extend the Agreement prior to each anniversary of the Effective Date, no further extension shall occur and the term of this Agreement shall end one year subsequent to the first day of the month in which such notice not to extend is given or one year subsequent to the anniversary as of which the Board does not elect to continue extending this Agreement (such term, including any extension thereof shall herein be referred to as the "TERM"). Notwithstanding the foregoing, this Agreement shall automatically terminate (and the Term of this Agreement shall thereupon end) without notice when Employee attains 65 years of age.

4. Employee shall receive an annual salary of $ 95,000 ("BASE COMPENSATION") payable at regular intervals in accordance with Employer's normal payroll practices now or hereafter in effect. Employer may consider and declare from time to time increases in the salary it pays Employee and thereby increases in his Base Compensation. Employer may also declare incentive bonuses from time to time to be paid to Employee in addition to his annual salary. During the Term of this Agreement, but only until such time as a Change of Control occurs, Employer may also declare decreases in the salary it pays Employee if the operating results of Employer are significantly less favorable than those for the fiscal year ending September 30, 2006, and Employer makes similar decreases in the salary it pays to other executive officers of Employer. After a Change in Control, no such decreases in Base Compensation may be made, and Employer shall consider and declare salary increases based upon the following standards:

         Inflation;

         Adjustments to the salaries of other senior management personnel; and

         Past performance of Employee and the contribution which Employee makes to the business and profits of Employer during the Term.

Any and all increases or decreases in Employee's salary pursuant to this section shall cause the level of Base Compensation to be increased or decreased by the amount of each such increase or decrease for purposes of this Agreement. The increased or decreased level of Base Compensation as provided in this section shall become the level of Base Compensation for the remainder of the Term of this Agreement until there is a further increase or decrease in Base Compensation as provided herein.

5. So long as Employee is employed by Employer pursuant to this Agreement and subject to any waiting period requirements in such plans, he shall be included as a participant in all present and future employee benefit, retirement, and compensation plans generally available to employees of Employer (other than Employer's recognition and retention plan and trust), consistent with his Base Compensation and his position as Executive Vice President and Chief Financial Officer of Employer, including, without limitation, Employer's or the Holding Company's pension plan, stock option plan, employee stock ownership plan, and hospitalization, major medical, disability, dental and group life insurance plans, each of which Employer agrees to continue in effect on terms no less favorable than those currently in effect as of the date hereof (as permitted by law) during the Term of this Agreement unless prior to a Change of Control the operating results of Employer are significantly less favorable than those for the fiscal year ending September 30, 2006, and unless (either before or after a Change of Control) changes in the accounting or tax treatment of such plans would adversely affect Employer's operating results or financial condition in a material way, and the Board of Directors of Employer or the Holding Company concludes that modifications to such plans need to be made to avoid such adverse effects.

6. So long as Employee is employed by Employer pursuant to this Agreement, Employee shall receive reimbursement from Employer for all reasonable business expenses incurred in the course of his employment by Employer, upon submission to Employer of written vouchers and statements for reimbursement. Employee shall attend, at his discretion, those professional meetings, conventions, and/or similar functions that he deems appropriate and useful for purposes of keeping abreast of current developments in the industry and/or promoting the interests of Employer. So long as Employee is employed by Employer pursuant to the terms of this Agreement, Employer shall continue in effect vacation policies applicable to Employee no less favorable from his point of view than those written vacation policies in effect on the date hereof.

7. Subject to the respective continuing obligations of the parties, including but not limited to those set forth in subsections 9(A), 9(B), 9(C) and 9(D) hereof, Employee's employment by Employer may be terminated prior to the expiration of the Term of this Agreement as follows:

(A) Employer, by action of its Board of Directors and upon written notice to Employee, may terminate Employee's employment with Employer immediately for cause. For purposes of this subsection 7(A), "cause" shall be defined as (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or
         (vii) any material breach of any term, condition or covenant of this Agreement.

(B) Employer, by action of its Board of Directors, may terminate Employee's employment with Employer without cause at any time; provided, however, that the "date of termination" for purposes of determining benefits payable to Employee under subsection 8(B) hereof shall be the date which is 60 days after Employee receives written notice of such termination.

(C) Employee, by written notice to Employer, may terminate his employment with Employer immediately for cause. For purposes of this subsection 7(C), "cause" shall be defined as (i) any action by Employer's Board of Directors to remove the Employee as Executive Vice President and Chief Financial Officer of Employer, except where the Employer's Board of Directors properly acts to remove Employee from such office for "cause" as defined in subsection 7(A) hereof, (ii) any action by Employer's
         Board of Directors which Employee reasonably believes materially limits, increases, or modifies Employee's duties and/or authority as Executive Vice President and Chief Financial Officer of Employer (including his authority, subject to corporate controls no more restrictive than those in effect on the date hereof, to hire and discharge employees who are not bona fide officers of Employer), (iii) any failure of Employer to obtain the assumption of the obligation to perform this Agreement by any successor or the reaffirmation of such obligation by Employer, as contemplated in section 20 hereof; or (iv) any material breach by Employer of a term, condition or covenant of this Agreement.

(D) Employee, upon sixty (60) days written notice to Employer, may terminate his employment with Employer without cause.

(E) Employee's employment with Employer shall terminate in the event of Employee's death or disability. For purposes hereof, "disability" shall be defined as Employee's inability by reason of illness or other physical or mental incapacity to perform the duties required by his employment for any consecutive One Hundred Eighty (180) day period, provided that notice of any termination by Employer because of Employee's "disability" shall have been given to Employee prior to the full resumption by him of the performance of such duties.

8. In the event of termination of Employee's employment with Employer pursuant to section 7 hereof, compensation shall continue to be paid by Employer to Employee as follows:

(A) In the event of termination pursuant to subsection 7(A) or 7(D), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. The date of termination specified in any notice of termination pursuant to Subsection 7(A) shall be no later than the last business day of the month in which such notice is provided to Employee.

(B) In the event of termination pursuant to subsection 7(B) or 7(C), compensation provided for herein (including Base
         Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, through the date of termination specified in the notice of termination. Any benefits payable under insurance, health, retirement and bonus plans as a result of Employee's participation in such plans through such date shall be paid when due under those plans. In addition, Employee shall be entitled to continue to receive from Employer his Base Compensation at the rate in effect at the time of termination, plus any incentive bonus he received for the tax year preceding the date of termination (1) for one additional 12-month period if the termination follows a Change of Control or (2) for the remaining Term of the Agreement if the termination does not follow a Change of Control. In addition, during such period, Employer will maintain in full force and effect for the continued benefit of Employee each employee welfare benefit plan and each employee pension benefit plan
         (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended) in which Employee was entitled to participate immediately prior to the date of his termination, unless an essentially equivalent and no less favorable benefit is provided by a subsequent employer of Employee. If the terms of any employee welfare benefit plan or employee pension benefit plan of Employer or applicable laws do not permit continued participation by Employee, Employer will arrange to provide to Employee a benefit substantially similar to, and no less favorable than, the benefit he was entitled to receive under such plan at the end of the period of coverage. For purposes of this Agreement, a "Change of Control" shall mean an acquisition of "control" of the Holding Company or of Employer within the meaning of 12 C.F.R.
         ss. 574.4(a) (other than a change of control resulting from a trustee or other fiduciary holding shares of Common Stock under an employee benefit plan of the Holding Company or any of its subsidiaries).

(C) In the event of termination pursuant to subsection 7(E), compensation provided for herein (including Base Compensation) shall continue to be paid, and Employee shall continue to participate in the employee benefit, incentive bonus, retirement, and compensation plans and other perquisites as provided in sections 5 and 6 hereof, (i) in the event of Employee's death, through the date of death, or (ii) in the event of Employee's disability, through the date of proper notice of disability as required by subsection 7(D). Any benefits payable under insurance, health, retirement and bonus plans as a result of Employer's participation in such plans through such date shall be paid when due under those plans.

(D) Employer will permit Employee or his personal representative(s) or heirs, during a period of three months following
         Employee's termination of employment by Employer for the reasons set forth in subsections 7(B) or 7(C), if such termination follows a Change of Control, to require Employer, upon written request, to purchase all outstanding stock options previously granted to Employee under any Holding Company stock option plan then in effect whether or not such options are then exercisable or have terminated at a cash purchase price equal to the amount by which the aggregate "fair market value" of the shares subject to such options exceeds the aggregate option price for such shares. For purposes of this Agreement, the term "fair market value" shall mean the higher of (1) the average of the highest asked prices for Holding Company shares in the over-the-counter market as reported on the NASDAQ system if the shares are traded on such system for the 30 business days preceding such termination, or (2) the average per share price actually paid for the most highly priced 1% of the Holding Company shares acquired in connection with the Change of Control of the Holding Company by any person or group acquiring such control.

9.       In order to induce Employer to enter into this Agreement, Employee hereby agrees as follows:

(A) While Employee is employed by Employer and for a period of three years after termination of such employment for reasons other than those set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall not divulge or furnish any trade secrets (as defined in IND. CODE ss. 24-2-3-2) of Employer or any confidential information acquired by him while employed by Employer concerning the policies, plans, procedures or customers of Employer to any person, firm or corporation, other than Employer or upon its written request, or use any such trade secret or confidential information directly or indirectly for Employee's own benefit or for the benefit of any person, firm or corporation other than Employer, since such trade secrets and confidential information are confidential and shall at all times remain the property of Employer.

(B) For a period of two years after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall not directly or indirectly provide banking or bank-related services to or solicit the banking or bank-related business of any customer of Employer at the time of such provision of services or solicitation which Employee served either alone or with others while employed by Employer in any city, town, borough, township, village or other place in which Employee performed services for Employer during the last three years (or such shorter period) he was employed by it, or assist any actual or potential competitor of Employer to provide banking or bank-related services to or solicit any such customer's banking or bank-related business in any such place.

(C) While Employee is employed by Employer and for a period of one year after termination of Employee's employment by Employer for reasons other than those set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall not, directly or indirectly, as principal, agent, or trustee, or through the agency of any corporation, partnership, trade association, agent or agency, engage in any banking or bank-related business or venture which competes with the business of Employer as conducted during Employee's employment by Employer within St. Joseph County or within a radius of 25 miles of any other office of Employer where Employee was employed for more than six months in the three years next preceding termination.

(D) If Employee's employment by Employer is terminated for any reason, Employee will turn over immediately thereafter to Employer all business correspondence, letters, papers, reports, customers' lists, financial statements, credit reports or other confidential information or documents of Employer or its affiliates in the possession or control of Employee, all of which writings are and will continue to be the sole and exclusive property of Employer or its affiliates.

If Employee's employment by Employer is terminated during the Term of this Agreement for reasons set forth in subsections 7(B) or 7(C) of this Agreement, Employee shall have no obligations to Employer with respect to noncompetition under sections 9(A) through (C) hereof.

10. Any termination of Employee's employment with Employer as contemplated by section 7 hereof, except in the circumstances of Employee's death, shall be communicated by written "Notice of Termination" by the terminating party to the other party hereto. Any "Notice of Termination" pursuant to subsections 7(A), 7(C) or 7(E) shall indicate the specific provisions of this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for such termination.

11. If Employee is suspended and/or temporarily prohibited from participating in the conduct of Employer's affairs by a notice served under section 8(e)(3) or
(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(3) and
(g)(1)), Employer's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, Employer shall (i) pay Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

12. If Employee is removed and/or permanently prohibited from participating in the conduct of Employer's affairs by an order issued under section 8(e)(4) or
(g)(1) of the Federal Deposit Insurance Act (12 U.S.C. ss. 1818(e)(4) or
(g)(1)), all obligations of Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties to the Agreement shall not be affected.

13. If Employer is in default (as defined in section 3(x)(1) of the Federal Deposit Insurance Act), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of Employer or Employee.

14. All obligations under this Agreement may be terminated except to the extent determined that the continuation of the Agreement is necessary for the continued operation of Employer: (i) by the Director of the Office of Thrift Supervision, or his or her designee (the "Director"), at the time the Federal Deposit Insurance Corporation or Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of Employer under the authority contained in Section 13(c) of the Federal Deposit Insurance Act; or (ii) by the Director at the time the Director approves a supervisory merger to resolve problems related to operation of Employer or when Employer is determined by the Director to be in an unsafe and unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

15. Anything in this Agreement to the contrary notwithstanding, in the event that the Employer's independent public accountants determine that any payment by the Employer to or for the benefit of the Employee, whether paid or payable pursuant to the terms of this Agreement, would be non-deductible by the Employer for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "CODE"), then the amount payable to or for the benefit of the Employee pursuant to this Agreement shall be reduced (but not below zero) to the Reduced Amount. For purposes of this section 15, the "Reduced Amount" shall be the amount which maximizes the amount payable without causing the payment to be non-deductible by the Employer because of Section 280G of the Code. Any payments made to Employee pursuant to this Agreement, or otherwise, are subject to and conditional upon their compliance with 12 U.S.C. ss.1828(k) and any regulations promulgated thereunder, to the extent applicable to such payments.

16. If a dispute arises regarding the termination of Employee pursuant to section 7 hereof or as to the interpretation or enforcement of this Agreement said dispute shall be resolved by binding arbitration determined in accordance with the rules of the American Arbitration Association and if Employee obtains a final award in his favor or his claim is settled by Employer prior to the rendering of an award by such arbitration, all reasonable legal fees and expenses incurred by Employee in contesting or disputing any such termination or seeking to obtain or enforce any right or benefit provided for in this Agreement or otherwise pursuing his claim shall be paid by Employer, to the extent permitted by law.

17. Should Employee die after termination of his employment with Employer while any amounts are payable to him hereunder, this Agreement shall inure to the benefit of and be enforceable by Employee's executors, administrators, heirs, distributees, devisees and legatees and all amounts payable hereunder shall be paid in accordance with the terms of this Agreement to Employee's devisee, legatee or other designee or, if there is no such designee, to his estate.

18. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been given when delivered or mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to Employee:   Terry L. Clark
                                            15239 Jackson Road
                                            Mishawaka, IN 46544


                  If to Employer:   MFB Financial
                                            121 South Church Street
                                            P.O. Box 528
                                            Mishawaka, Indiana  46546

or to such address as either party hereto may have furnished to the other party in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

19. This Agreement supersedes and replaces any pre-existing employment agreement between the Employer and the Employee. The validity, interpretation, and performance of this Agreement shall be governed by the laws of the State of Indiana, exist as otherwise required by mandatory operation of federal law.

20. Employer shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer, by agreement in form and substance satisfactory to Employee to expressly assume and agree to perform this Agreement in the same manner and same extent that Employer would be required to perform it if no such succession had taken place. Failure of Employer to obtain such agreement prior to the effectiveness of any such succession shall be a material intentional breach of this Agreement and shall entitle Employee to terminate his employment with Employer pursuant to subsection 7(C) hereof. As used in this Agreement, "Employer" shall mean Employer as herein before defined and any successor to its business or assets as aforesaid.

21. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Employee and Employer. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of dissimilar provisions or conditions at the same or any prior subsequent time. No agreements or representation, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

22. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement which shall remain in full force and effect.

23. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

24. This Agreement is personal in nature and neither party hereto shall, without consent of the other, assign or transfer this Agreement or any rights or obligations hereunder except as provided in section 17 and section 20 above. Without limiting the foregoing, Employee's right to receive compensation hereunder shall not be assignable or transferable, whether by pledge, creation of a security interest or otherwise, other than a transfer by his will or by the laws of descent or distribution as set forth in section 17 hereof, and in the event of any attempted assignment or transfer contrary to this paragraph, Employer shall have no liability to pay any amounts so attempted to be assigned or transferred.

25. If any of the provisions in this Agreement shall conflict with 12 C.F.R. ss. 563.39(b), as it may be amended from time to time, the requirements of such regulation shall supersede any contrary provisions herein and shall prevail.

         IN WITNESS WHEREOF, the parties have caused the Agreement to be executed and delivered as of the day and year first above set forth.

                                                 MFB FINANCIAL

                                                 By: /s/ Charles J. Viater
                                                 Name: Charles J. Viater
                                                 Title: President and CEO
                                                           "EMPLOYER"


                                                  /s/ Terry L. Clark
                                                 Terry L. Clark

                                                    "EMPLOYEE"

         The undersigned, MFB Corp., sole shareholder of Employer, agrees that if it shall be determined for any reason that any obligation on the part of Employer to continue to make any payments due under this Agreement to Employee is unenforceable for any reason, MFB Corp. agrees to honor the terms of this Agreement and continue to make any such payments due hereunder to Employee pursuant to the terms of this Agreement.

                                                  MFB CORP.

                                                  By: /s/ Charles J. Viater
                                                  Name: Charles J. Viater
                                                  Title: President and CEO